Joe Hete Omni Air International, LLC President & CEO Acquisition Quint Turner Chief Financial Officer Investor Conference Call Rich Corrado October 2, 2018 Chief Operating Officer The global leader in midsize wide-body leasing and operating solutions

Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the pending acquisition of Omni Air International, LLC, Omni Aviation Leasing, LLC and T7 Aviation Leasing, LLC (collectively, “Omni Air”). All statements, other than historical facts, including statements regarding the expected timing of the Acquisition; the expected benefits of the Acquisition, including future financial and operating results; the tax consequences of the Acquisition; the combined company’s plans, objectives, expectations and intentions; and any assumptions underlying any of the foregoing, are forward- looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's (ATSG's) actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) that one or more closing conditions to the acquisition, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisition, or may require conditions, limitations or restrictions in connection with such approvals; (ii) the risk that the acquisition may not be completed on the terms or in the time frame expected by ATSG, or at all; (iii) uncertainty of the expected financial performance of the combined company following completion of the acquisition; (iv) failure to realize the anticipated benefits of the acquisition; (v) difficulties and delays in achieving synergies of the combined company; (vi) inability to retain key personnel; (vii) the occurrence of any event that could give rise to termination of the acquisition; (viii) changes in general economic and/or industry specific conditions; and (ix) actions by third parties, including government agencies; and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

Acquisition Overview

ATSG to acquire Omni Air, a leading provider of passenger service to the U.S. government and commercial customers

Strategic Overview

- Omni Air International, LLC. is a worldwide provider of passenger airlift operations and transportation services and a leading provider of passenger airlift services to the U.S. Department of Defense (DoD) via the Civil Reserve Air Fleet (CRAF) program
- ATSG and Omni Air, on a combined basis, produced an estimated $1.4 billion of revenue and more than $420 million of adjusted EBITDA[1] for the twelve-month period ended August 31, 2018
- Strategic acquisition invests ATSG capital into growth (13.2% CAGR in Omni Air revenue, FY2016 to FY2018E)
- Expands ATSG's relationship with the DoD while diversifying its revenue base, adding the Boeing 777 platform, and growing the Boeing 767 fleet

Financial Overview

- $845 million cash purchase price inclusive of ~$85 million NPV of tax benefits
  - After adjusting for the NPV of tax benefits, purchase multiple of 5.8x LTM August 2018 Adjusted EBITDA
- Omni Air brings more than $430 million of annual revenue to ATSG (trailing 12 months through August 2018); strong operating margins and sustained cash flow
- Potential synergies derived from shared corporate services, aircraft maintenance, and fleet planning
- The acquisition exceeds ATSG's investment hurdle and is expected to be accretive to Adjusted EPS[2] starting in 2019
- The transaction will be funded through an expansion of existing term loan debt and utilization of the revolving credit facility, At close, total debt to annual adjusted EBITDA of the combined entity is projected to be approx. 3.4x, and is expected de-lever thereafter
- Expected to close during Q4 2018

1. Adjusted EBITDA is a non-GAAP financial measure.
2. Adjusted EPS defined as ATSG's GAAP Earnings Per Share excludes transaction-related costs (amortization), effects of Amazon warrants, and the Company's share of the A321 joint venture development costs.

3

Omni Air Investment Highlights Industry Leader in a Select Market with Unique and Differentiated Business Model Robust Financial Profile with Strong Margins and Recurring Cash Flow Attractive Cash Returns on Equity & Invested Capital, Minimal Maintenance CapEx Opportunity to Reinvest Cash Flow in Growing E-commerce Opportunities Substantial New Business and Growth Potential, Longer Reach With 777 Platform Experienced Senior Management Team, Great Operating Track Record 4

Omni Air at a Glance Founded in 1993 | Headquartered in Tulsa, OK | More than 850 Employees U.S. Department of Defense Other Government Business Commercial Business (“DoD”) Business Segment % of ~70%1 ~30%1 Total Revenue Leading CRAF provider of Also serves other U.S. government Worldwide provider of passenger ACMI Description passenger airlift services to agencies and contractors, and operations and transportation services the U.S. DoD governments of U.S. allies across a diverse customer base Charter ACMI Japan Customers 1. Omni segment revenue data as of August 2018. 5

Key Transportation Supplier to the U.S. Government U.S. Government / Civil Reserve Air Fleet Key Relationships  Omni Air is a key member of the DoD’s Civil Reserve Air Fleet (CRAF) program, selected airlines that provide passenger transportation services to the U.S. government — Substantial CRAF participation requirements  Omni Air founded CRAF’s Patriot Team in 2012, which also includes ABX, ATI, United, UPS, Kalitta, Western Global, JetBlue, and Northern Air Cargo  Omni Air aircraft transport ~50% of all CRAF-assigned troop movement  Omni Air provides mission-critical operations — Omni Air’s flexibility supports day-to-day DoD airlift and special assignments — Well positioned to benefit from recent consolidation and growth in CRAF requirements  CRAF program participants transport ~93% of required DoD passenger mobilization 6

Strategic Rationale and Key Opportunities Highly Complementary Business Combination 1H18 ATSG Revenue Mix  Strong financial profile with stable revenue base, attractive margins and excellent recurring cash flow generation DHL  Customer revenue diversification and expansion of DoD Other 28% relationship 32%  Strategically reinvesting strong cash flows into growth opportunities Amazon DoD 29%  Immediate scale into passenger transport with 767 and 777 11% operations  Potential addition of cargo capability at Omni Air 1  Minimal fuel price exposure for either entity 1H18 Pro Forma Revenue Mix  Collective bargaining agreements recently amended with both pilots and flight attendants; through March 2022 and November 2022, respectively DHL  Other 18% Longer term, potential pipeline for 767 conversion feedstock 30%  Highly experienced management team, similar culture Amazon 19%  Immediately accretive to ATSG’s Adjusted EPS in 2019 DoD 33% 1. Reported 2018 six-month revenues for ATSG and Omni Air 7

ATSG and Omni Air Fleets at June 30, 2018

ATSG – 75 Operating Aircraft

Boeing 767-300F – 29 in service


Prime Air

DHL

- Twenty-five dry-leased to DHL, Amazon, NAC, Amerijet, Air Incheon, Cargojet, 6-8 yr. terms
- In-service fleet projected at 34 by YE2018
- Five more undergoing cargo conversion

Boeing 767-200F – 36 in service



- Twenty-seven dry-leased to Amazon, DHL, Amerijet, Cargojet, Raya, West Atlantic, 3-5 year terms

Boeing 757s – 8 in service


ATI

- Four 757-200 combis under ACMI agreements with U.S. Military, four 757-200Fs under ACMI agreements with DHL

Boeing 737-400Fs – 2 in service



- Two dry leased to West Atlantic, 5-year term

Omni Air – 13 Operating Aircraft

Boeing 767-300P – 7 in service



- Commercial, DoD, and U.S. and allied governments

Boeing 767-200P – 3 in service



- Commercial ACMI/Charter, DoD

Boeing 777-200P – 3 in service


Omni Air International

- Commercial ACMI/Charter, DoD

8

Complementary Services for Customized Solutions Omni Air adds passenger service and 777 capability to ATSG’s already unique service offerings Leasing Cargo Passenger Maintenance Other  Dry Leasing  ACMI / CMI Services  Full Service  Heavy and Line  Sort Operations with 767s, 757s Passenger ACMI / Maintenance   Engine Leasing Charter with 767s GSE Leasing /  Wet2Dry  Component Services Services  and 777s Engine PBH Services transitioning    FAR Part 142 training Engineering Services Facility Support  On-Demand Charter facility Services  Passenger to Freighter  MHE Service Conversions  Ground Handling  Boeing and Airbus Capability Airborne Global Solutions is the marketing entity supporting all of the business units 9

Conclusion - Investment Highlights Strong Sustainable Cash Flow From Aircraft Lease Portfolio and DoD Contracts Solid Balance Sheet Unmatched Mix of and Cash Flows Services for Cargo, Back Future Growth Passenger Markets Initiatives Increased Revenue Broad Array of Aircraft Diversification With Options: Blue-Chip Customers 737/757/767/777 10 10